VictoryShares
VictoryShares USAA Core Intermediate-Term Bond ETF ("Fund")
Supplement dated May 27, 2021
to the Prospectus dated November 1, 2020 ("Prospectus")
The following replaces the last sentence of the first paragraph in the section titled "Principal Investment Strategy" found on page 9 of the Prospectus:
The Fund will invest primarily in investment-grade securities, but may invest up to 5% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or "junk" bonds.
If you wish to obtain more information, please call the Victory Funds at 866-376-7890.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.